EXHIBIT 10.28

                             FIFTEENTH AMENDMENT TO
                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT
                    -----------------------------------------

         THIS AGREEMENT, entered into as of the 12th day of November, 1998 between JG INDUSTRIES, INC.("JG"), an Illinois Corporation, GOLDBLATT'S DEPARTMENT STORES, INC. ("Goldblatt's"), an Illinois Corporation (collectively, the "Employer"), and WILLIAM HELLMAN (the "Employee").

         WHEREAS, Employee has been employed by Employer in an executive capacity pursuant to an Amended and Restated Employment Agreement dated as of the first day of June, 1983 as amended (the "Employment Agreement"); and

         WHEREAS, Employer and Employee desire to further amend the Employment Agreement in certain respects as hereinafter stated;

         ACCORDINGLY, the Employment Agreement is hereby amended and restated in the following respect;

         1. New Termination Date. The Employment Period shall terminate on January 31, 2000.

         2. Base Compensation. Paragraph 3(a) is deleted in its entirety and the following is substituted in its place and stead:

         "(a)     Base  Compensation.  Effective  January  31,  1999 he shall receive a salary for the Employment Period based upon an annual salary of $125,000 ("Base Compensation") payable in monthly or more frequent installments in accordance with Employer's remuneration policy respecting executives."

        3. Effect of Amendment. All other paragraphs of the Employment Agreement, as heretofore amended, shall remain unchanged and shall continue in full force and effect.

         IN WITNESS WHEREOF, the Employee and the Employer have executed this Fifteenth Amendment to Amended and Restated Employment Agreement as of the date first above written.

                                         /s/ William Hellman
                                         ------------------------------
                                             William Hellman

                                         JG INDUSTRIES, INC.

                                         By:  /s/ Clarence Farrar
                                            ---------------------------
                                         Its: President
                                             --------------------------


                                          GOLDBLATT'S DEPARTMENT STORES, INC.

                                          By: /s/ Lionel Goldblatt
                                             --------------------------
                                          Its:  Chairman
                                              -------------------------